UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

Unique Growing Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-170118	27-2830681
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Europa Drive, Chapel Hill, NC 27517

(Address of principal executive office)

919-933-2720

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into Material Definitive Agreement.

On February 25, 2015, Unique Growing Solutions, Inc. (f/k/a Alternative Energy & Environmental Solutions, Inc.) (the “Company”) entered into a License Agreement (the “License Agreement”) with Lamina Equities Corporation (“Lamina”). Lamina is a private corporation over which Dr. Raouf Guirguis has sole control. Pursuant to the License Agreement, the Company agreed to pay $1,000 to Lamina in exchange for an exclusive worldwide license to Lamina’s intellectual property relating to diagnosing illness in humans via a saliva test. In addition, the Company will pay total regulatory milestone payments of up to $10,000 and a royalty of 7.5% of Net Sales (as defined in the License Agreement) to Lamina. The foregoing description of the terms of the License Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Simultaneously with the signing of the License Agreement, on February 25, 2015, the Company entered into two separate Cancellation Agreements. One Cancellation Agreement is with Mr. Peter Coker, its sole officer and sole director, and one Cancellation Agreement is with Ms. Linda Hiatt, an affiliate of the Company (collectively, the “Cancellation Agreements”). Pursuant to the Cancellation Agreements, Mr. Coker and Ms. Hiatt agreed to have the Company cancel, in total, eleven million, five hundred thousand (11,500,000) shares of the Company’s common stock that they currently own. In return, Mr. Coker and Ms. Hiatt are receiving a total of $115,000 from the Company. The foregoing description of the terms of the Cancellation Agreements is qualified in its entirety by reference to the provisions of the agreements filed as Exhibits 10.2 and 10.3 to this Report, which is incorporated by reference herein.

Simultaneously with the signing of the License Agreement, on February 25, 2015, the Company signed an Employment Agreement with Dr. Guirguis (the “Employment Agreement”). Pursuant to the Employment Agreement, the Company appointed Dr. Guirguis as Chief Executive Officer of the Company effective as of February 26, 2015 (the “Employment Effective Date”). The Company will pay Dr. Guirguis an annual salary of $350,000. In addition, within twenty days of the Employment Effective Date, the Company will issue thirty seven million, five hundred thousand (37,500,000) shares of the Company’s common stock to Dr. Guirguis (the “Stock Issuance”). The foregoing description of the terms of the Employment Agreements is qualified in its entirety by reference to the provisions of the agreement filed as Exhibits 10.4 to this Report, which is incorporated by reference herein.

The Stock Issuance will result in a change of control of the Company. On February 25, 2015, there were 18,836,528 shares of the Company’s common stock outstanding (including the shares to be issued pursuant to the Warrant Exercise discussed below). Once the 11,500,000 shares of the Company’s common stock are cancelled pursuant to the Cancellation Agreements, there will be 7,336,528 shares of common stock outstanding. Once the Stock Issuance takes effect, there will be 44,836,528 shares of common stock outstanding. Dr. Guirguis has chosen to have the Company issue some of the Stock Issuance shares to other people. Once the Stock Issuance takes place, Dr. Guirguis will control 26,000,000 shares directly and 2,500,000 shares indirectly via his wife’s ownership of those shares. Dr. Guirguis will control 63.56% of the Company’s shares.

As part of the Stock Issuance, Mr. Ayman Elsalhy, a member of the Company’s board of directors (the “Board”) (see Item 5.02 of this Report), will be receiving 1,500,000 shares of the Company’s common stock.

In connection with the Stock Issuance, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

On February 25, 2015, the Company, due to the exercise of warrants at $0.83 per share, became obligated to issue a total of 330,000 shares of common stock to three individuals. This resulted in total proceeds to the Company of $273,900 (the “Warrant Exercise”). The individuals who engaged in the Warrant Exercise are not related to or part of a group with Dr. Guirguis or Mr. Elsalhy.

In connection with the Warrant Exercise, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure regarding the Stock Issuance and the Warrant Exercise set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

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Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure regarding the Cancellation Agreements and the Stock Issuance set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective as of the Employment Effective Date, Dr. Guirguis became the Chief Executive Officer of the Company. On February 25, 2015, by unanimous written consent of the single member of the Board, Dr. Guirguis was appointed a member of the Company’s Board, effective as of the Employment Effective Date.

Effective as of the Employment Effective Date, Mr. Coker, previously the Company’s sole officer and sole director, resigned as the Company’s Chief Executive Officer. Mr. Coker did not resign as the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices. Mr. Coker remains the Company’s Chief Financial Officer and a member of the Company’s Board.

On February 25, 2015, by unanimous written consent of the single member of the Company’s Board, Mr. Elsalhy was appointed a member of the Company’s Board, effective as of the Employment Effective Date.

Dr. Raouf Guirguis, 61, has been the Chairman and Chief Executive Officer of Lamina Equities Corporation since 2001. From 2005 to 2010, he was the President of Diplomatic Language Services, LLC. Since 2011, Dr. Guirguis has been the President of Converting Biophile Laboratories, LLC. His involvement with the companies ranged from the conception of the business plan to technology packaging, mergers and acquisitions, and business development.

Family Relationships

There are no family relationships between and among Mr. Coker, Dr. Guirguis, and Mr. Elsalhy.

Committees

There are currently no Board committees.

Arrangements or Understandings

There are no arrangements or understandings between and among Dr. Guirguis, Mr. Elsalhy, and any other person pursuant to which Dr. Guirguis or Mr. Elsalhy were appointed as members of the Board.

Related Party Transactions

There are no related party transactions with regard to Dr. Guirguis or Mr. Elsalhy reportable under Item 404(a) of Regulation S-K.

Material Plans, Contracts, or Arrangements

With regard to Dr. Guirguis, reference is made to the disclosure regarding the License Agreement and the Employment Agreement set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Mr. Elsalhy, in connection with Dr. Guirguis’ Employment Agreement, will be receiving 1,500,000 shares of the Company’s common stock in connection with the Stock Issuance.

Material Compensatory Plans, Contracts, or Arrangements

With regard to Dr. Guirguis, reference is made to the disclosure regarding the Employment Agreement set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	License Agreement with Lamina Equities Corporation, dated February 25, 2015.

10.2	Cancellation Agreement with Peter Coker, dated February 25, 2015.

10.3	Cancellation Agreement with Linda Hiatt, dated February 25, 2015.

10.4	Employment Agreement with Dr. Raouf Guirguis dated February 25, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

UNIQUE GROWING SOLUTIONS, INC.

DATED: February 27, 2015	By:	/s/ Raouf Guirguis
Raouf Guirguis
Chief Executive Officer

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